UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2010

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other	Commission File Number	I.R.S. Employer
Jurisdiction of Incorporation		Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 13, 2010, Steven F. Pierce announced that he will retire as Director, Executive Vice President and Chief Lending Officer of Legacy Banks (the “Bank”), a wholly-owned subsidiary of Legacy Bancorp, Inc. effective June 30, 2010. Mr. Pierce has been employed with the Bank or its predecessors since November 1973 and has held various positions overseeing consumer and residential mortgage lending as well as commercial lending.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
Date: April 19, 2010	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer